SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) September 17, 1999
                                                 -------------------


                   WORLD FINANCIAL NETWORK NATIONAL BANK
           (Exact Name of Registrant as Specified in its Charter)



                               United States
               (State or Other Jurisdiction of Incorporation)


           333-998                                     34-1610866
  (Commission File Number)                (I.R.S. Employer Identification No.)



   800 Techcenter Drive, Gahanna, Ohio                        43230
(Address of Principal Executive Offices)                   (Zip Code)


                               (614) 729-4712
            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)






                                                           Form 8-K page 1

Item 5.  Other Events.

         The Registrant has securitized in the ordinary course of its business a pool of private label credit card receivables. The Registrant is filing final forms of important documents from this securitization transaction as exhibits listed in Item 7(c) below.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


Exhibit
  No.      Document Description
-------    --------------------

4.1 Pooling and Servicing Agreement (the "PSA") among World Financial Network National Bank as transferor (the "Transferor") and servicer (the "Servicer") and Harris Trust and Savings Bank as successor trustee (the "Trustee") dated as of January 17, 1996 and amended and restated as of September 17, 1999.

4.2        Series 1996-A Supplement to the PSA among Transferor,
           Servicer and Trustee dated January 17, 1996 and amended and restated as of September 17, 1999.

4.3        Series 1996-B Supplement to the PSA among Transferor,
           Servicer and Trustee dated January 17, 1996 and amended and restated as of September 17, 1999.

4.4        Series 1999-A Supplement to the PSA among Transferor,
           Servicer and Trustee dated as of September 17, 1999.

8.1 Opinion of Mayer, Brown & Platt with respect to tax matters dated September 17, 1999.

23.1 Consent of Mayer Brown and Platt to the use of its name in the opinion as to tax matters and to the use of the opinion itself (contained in Exhibit 8.1)




                                                             Form 8-K page 2

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WORLD FINANCIAL NETWORK NATIONAL BANK
                                               (Registrant)


Dated: September 17, 1999               By:    /s/Daniel T. Groomes
                                             ----------------------------
                                                Daniel T. Groomes
                                                President


                                                           Form 8-K page 3

                             INDEX TO EXHIBITS


Exhibit
  No.      Document Description
-------    --------------------

4.1 Pooling and Servicing Agreement (the "PSA") among World Financial Network National Bank as transferor (the "Transferor") and servicer (the "Servicer") and Harris Trust and Savings Bank as successor trustee (the "Trustee") dated as of January 17, 1996 and amended and restated as of September 17, 1999.

4.2        Series 1996-A Supplement to the PSA among Transferor,
           Servicer and Trustee dated January 17, 1996 and amended and restated as of September 17, 1999.

4.3        Series 1996-B Supplement to the PSA among Transferor,
           Servicer and Trustee dated January 17, 1996 and amended and restated as of September 17, 1999.

4.4        Series 1999-A Supplement to the PSA among Transferor,
           Servicer and Trustee dated as of September 17, 1999.

8.1 Opinion of Mayer, Brown & Platt with respect to tax matters dated September 17, 1999.

23.1 Consent of Mayer Brown and Platt to the use of its name in the opinion as to tax matters and to the use of the opinion itself (contained in Exhibit 8.1)



                                                            Form 8-K page 4